NOTE PAYABLE	12 Months Ended
Dec. 31, 2025
Debt Disclosure [Abstract]
NOTE PAYABLE [Text Block]

5. NOTE PAYABLE

On February 16, 2012, the Company secured a loan with Space Florida in the amount of $1,436,001, maturing September 16, 2022. The loan bears interest at 1.00% per annum, no payments are due on the loan for 12 months from the date of first disbursement of the loan and interest-only payments are applicable over the next 114 months. The loan is secured by a DASH-7 aircraft engine with a book value of $0.

On September 16, 2022, the Company and Space Florida amended the agreement to extend the maturity date to November 1, 2033 and to increase the interest rate to 3.00% per annum and 8.00% per annum in the event of default. Additionally, starting December 1, 2023 the Company is to make monthly installments of $13,866.

On November 1, 2024, the Company and Space Florida entered into an amendment to the loan to confirm that the rate of interest is 3%. The parties also agreed that the previous monthly payment schedule is no longer in force, and the final settlement of the note would be through the conversion to shares of the Company upon a public listing event, at the public offering price.

During the year ended December 31, 2025, the Company issued 404,312 shares at a price of $3.59 to convert the then outstanding principal balance of $1,436,001 (December 31, 2024 - $1,436,001) and interest payable of $15,480 (December 31, 2024 - $13,938). Interest expense was $41,081 and $43,161 for the years ended December 31, 2025 and 2024, respectively.